SECOND NOTE EXTENSION AGREEMENT

This Second Note Extension Agreement is entered into as of the 1st day of July, 2013 between **MANHATTAN BRIDGE CAPITAL, INC.**, with offices at 60 Cutter Mill Road, Great Neck, New York 11021 (hereinafter "**Borrower**"), **ASSAF RAN**, residing at 37 Hawthorne Lane, Great Neck, New York 11023, ("**Guarantor**") and **STERLING NATIONAL BANK**, having an office at 650 Fifth Avenue, Fourth Floor, New York, New York 10022 (hereinafter "**Lender**").

R E C I T A L S

WHEREAS, Lender is the owner and holder of a certain Revolving Credit Line Note in the original principal amount of up to $3,500,000.00 dated May 2, 2012 executed and delivered by Borrower to Lender evidencing a loan or advances of up to $3,500,000.00, which Revolving Credit Line Note was amended by Amendment Agreement dated January 31, 2013, which Amendment Agreement (the "**Amendment**") increased availability under the Revolving Line of Credit Note to $5,000,000.00 (as amended, the "**Note**"), which advances under the Note are made pursuant to the terms and conditions of a certain Revolving Line of Credit Loan Agreement (the "**Loan Agreement**") also dated May 2, 2012,

WHEREAS, the Note is secured by a Pledge and Security Agreement dated as of May 2, 2012 (the "**Pledge**") pursuant to which Borrower pledged and assigned to Lender certain "Collateral" as defined in the Pledge,

WHEREAS, all obligations and liabilities of Borrower under the Note and Pledge have been absolutely and unconditionally guaranteed pursuant to Guaranty of Payment executed by the Guarantor to Lender dated May 2, 2012, which Guaranty was amended on January 31, 2013 (as amended, the "**Guaranty**", the Note, Loan Agreement, Pledge, Guaranty, and all other documents executed or delivered in connection with the loan transaction are hereinafter referred to as the "**Loan Documents**"),

WHEREAS, by Note Extension Agreement dated as of May 1, 2013 (the "**First Extension**"), the Maturity Date of the Note was extended until July 1, 2013,

WHEREAS, as extended by the First Extension, the Note matured by its terms on July 1, 2013; and

WHEREAS, Borrower and Guarantor have requested that Sterling further extend the term of the Note, and Sterling has agreed to

do so, in consideration of the covenants hereinafter made by Borrower.

NOW, in consideration of Ten Dollars ($10.00) good and valuable consideration, and in consideration of the within Second Note Extension Agreement, it is hereby agreed by and between Sterling, Borrower, and Guarantor as follows:

1. **Covenant to Pay**. Borrower does hereby covenant and agree to pay the current unpaid principal balance on the Note of FIVE MILLION AND 00/100 ($5,000,000.00) DOLLARS which is due Sterling as of the date hereof without offset, defense or counterclaim of any kind or nature whatsoever.

2. **Extension of Maturity Date**. The Maturity Date of the Note is hereby extended from July 1, 2013 to July 1, 2014 upon which date the entire unpaid principal balance of the Note and all accrued interest thereon shall be due and payable in full.

3. **Ratification of Guaranty of Payment**. In order to induce Sterling to enter into this Second Note Extension Agreement, Guarantor hereby ratifies and confirms his continuing, absolute, unconditional, liability on the Guaranty. Guarantor hereby confirms there are no offsets or defenses to the Guaranty.

4. **Loan Documents Continued**. Except as otherwise provided herein, the Note, the Loan Agreement, the Pledge, the Guaranty, the Amendment, the First Extension, and all other documents executed by Borrower in connection with the loan evidenced by the Note shall remain in full force and effect without modification or change.

5. **Agreement Controlling**. When the terms and provisions contained in the Note and the Loan Agreement conflict with the terms and provisions contained in this Agreement, the terms and provisions herein contained shall prevail, and that as extended by this Agreement, the Loan Documents are hereby ratified and confirmed in all respects.

6. **No Other Changes; Parties Bound**. This Agreement may not be changed or terminated orally, the covenants contained in this Agreement shall bind the Borrower, its heirs, representatives, successors and assigns, and shall inure to the benefit of Sterling, and its successors and assigns.

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IN WITNESS WHEREOF, this Second Note Extension Agreement has been duly executed by the parties hereto the day and year first above written.

STERLING NATIONAL BANK

By: ______________________________
JOHN GALLO
Senior Vice President

MANHATTAN BRIDGE CAPITAL, INC.

By: ______________________________
ASSAF RAN, President

____
ASSAF RAN, individually as Guarantor

M:\common\Docs\Sterling\1538.0215.002\NOTE EXTENSION AGREEMENT#2.wpd

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On the 23rd day of July, 2013, before me personally appeared John Gallo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

RAYMARLIE PAUL
Notary Public, State of New York
No. 01PA6228808
Qualified in New York County
Commission Expires September 27, 2014

STATE OF NEW YORK)
) ss.:
COUNTY OF ~~YORK~~ Queens)

On the 22nd day of July, 2013 before me personally appeared ASSAF RAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

MAN SHU VANESSA KAO
NOTARY PUBLIC
NO. 01KA6255286
QUALIFIED IN QUEENS COUNTY
COMM. EXP. 02/06/2016
STATE OF NEW YORK

Notary Public